UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported) October 16, 2013

BUTLER NATIONAL CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Kansas
 (State or Other Jurisdiction of Incorporation)
0-1678 (Commission File Number)	41-0834293 (IRS Employer Identification No.)
19920 W. 161st Street, Olathe, Kansas (Address of Principal Executive Offices)	66062 (Zip Code)

913-780-9595
 (Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to Vote of Security Holders

Butler National Corporation Annual Meeting of Shareholders was held on October 15, 2013 (the "Annual Meeting").  At the Annual Meeting, 40,363,590 shares of common stock, or approximately 68% of the 59,619,173 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxies.

Set forth below are the matters acted upon by Butler National Corporation shareholders at the Annual Meeting, and the final voting results on each matter.

1.
Election of Directors.  One person was nominated by the Board of Directors for election as director of Butler National Corporation, to hold office for a three year term expiring at the 2016 annual meeting of shareholders and until his or her successor is duly elected and qualified.  The nominee was an incumbent director, no other person was nominated and the nominee was elected.  There were 23,077,674 broker non-votes with respect to each nominee.  The votes cast for or against, as well as abstentions with respect to, each nominee were as follows:

Name of Director	Shares of Common Stock Voted For	Shares of Commons Stock Voted Against/Withheld	Abstentions
Bradley K. Hoffman	15,300,061	1,985,855	0

Having received a plurality of the votes cast by holders of common stock at the Annual Meeting, Mr. Bradley K. Hoffman was elected as director for the coming three year term scheduled to end at the 2016 Annual Meeting.

2.
Ratification of Selection of L.L. Bradford and Company, LLC as Auditors.  A resolution that the shareholders ratify the selection and appointment of L.L. Bradford and Company, LLC as the independent registered public accounting firm for Butler National Corporation for the year ending April 30, 2014 was submitted to, and voted upon by, the shareholders.  There were 39,029,549 shares of common stock voted in favor of, and 1,304,256 shares of common stock voted against said resolution.  The holders of 29,785 shares of common stock abstained and there were 0 broker non-votes.  Having received the affirmative vote of the holders of at least a majority of shares of common stock outstanding and entitled to vote at the Annual Meeting, the appointment of L.L. Bradford and Company, LLC was ratified.

3.
Advisory Vote on Executive Compensation.  An advisory vote on executive compensation was submitted to, and voted upon by, the shareholders.  There were 14,834,738 shares of common stock voted in favor of, and 2,267,330 shares of common stock voted against, said resolution.  The holders of 183,848 shares of common stock abstained and there were 23,077,674 broker non-votes.  Based on these results and consistent with a majority of votes cast with respect to this matter, the Company's Board of Directors has adopted a policy to hold an advisory vote on executive compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUTLER NATIONAL CORPORATION (Registrant)
October 16, 2013 Date	________________________________________ Clark D. Stewart (President and Chief Executive Officer)
October 16, 2013 Date	________________________________________ Angela D. Shinabargar (Chief Financial Officer)